UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  April 20, 2007
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code  440-461-5000
                                       Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On April 20, 2007, the Company issued a press release announcing the results of its Annual Meeting of Shareholders, including the shareholders’ approval of:
•	The Progressive Corporation 2007 Executive Bonus Plan (the “2007 Plan”); and

•	An amendment (the “Amendment”) to The Progressive Corporation 2003 Incentive Plan to modify the definition of the term “performance goals” set forth therein.
Detailed descriptions of the 2007 Plan and the Amendment, and the amounts payable to named executive officers thereunder, can be found in the Company’s Proxy Statement dated March 9, 2007. A copy of the press release is attached hereto as Exhibit 99.
Item 7.01 Regulation FD Disclosure.
See the information provided under Item 5.02 above and on the attached Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
See exhibit index on page 4.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 20, 2007

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch
Name: Title:	Jeffrey W. Basch Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item	Exhibit
601	No.	Description
(99)	99	Press Release dated April 20, 2007, reporting results of the Company’s 2007 Annual Meeting of Shareholders on April 20, 2007